Prospectus Supplement
John Hancock Variable Insurance Trust
Strategic Income Opportunities Trust (the fund)
Supplement dated January 29, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective January 26, 2026 (the Effective Date), Kelly Lim, CFA, was added as an associate portfolio manager of the fund. David A. Bees, CFA, Christopher M. Chapman, CFA, Thomas C. Goggins, Brad Lutz, CFA, Kisoo Park, and Christopher Smith, CFA, CAIA continue as portfolio managers of the fund, and together with Kelly Lim are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information was added under the heading “Portfolio management”:
Kelly Lim, CFA
Associate Portfolio Manager
Managed fund since 2026
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.